SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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THE MEXICO FUND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE MEXICO FUND, INC.

1900 K Street, N.W., Washington, DC 20006

Notice of Annual Meeting of Stockholders

February 2, 2016

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of The Mexico Fund, Inc., a Maryland corporation (the “Fund”), will be held in the John Jacob Boardroom on the Mezzanine Level of the St. Regis Hotel, located at 1919 Briar Oaks Lane, Houston, Texas 77027, on March 16, 2016 at 9:30 am CST for the following purposes:

(1)	To elect three Directors to serve as Class II Directors for three year terms and until their successors are duly elected and qualify (Proposal 1); and

(2)	To transact such other business that may properly come before the Meeting or any adjournment or postponement thereof.

The Board of Directors has fixed January 27, 2016 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof, and only holders of record of shares at the close of business on that date are entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof.

You are cordially invited to attend the Meeting. All stockholders are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose, or authorize the proxy vote by telephone or internet pursuant to instructions on the enclosed proxy card. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

By Order of the Board of Directors,

Samuel García-Cuéllar

Secretary

New York, New York

Dated: February 2, 2016

PLEASE RESPOND—YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE MANNER PROVIDED OR, AUTHORIZE THE PROXY VOTE BY TELEPHONE OR INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. IT IS IMPORTANT THAT YOU RETURN YOUR PROXY AS SOON AS POSSIBLE TO ASSURE THAT YOUR PROXY WILL BE VOTED AND TO AVOID ANY ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION. FOR MORE INFORMATION, PLEASE CALL 866-620-9554 FROM WITHIN THE UNITED STATES, OR +1-212-400-2605 FROM OUTSIDE THE UNITED STATES.

PROXY STATEMENT

THE MEXICO FUND, INC.

1900 K Street, N.W.

Washington, DC 20006

Annual Meeting of Stockholders

March 16, 2016

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (“Board”) of The Mexico Fund, Inc., a Maryland corporation (the “Fund”), to be exercised at the Annual Meeting of Stockholders of the Fund (the “Meeting”) to be held in the John Jacob Boardroom on the Mezzanine Level of the St. Regis Hotel, located at 1919 Briar Oaks Lane, Houston, Texas 77027, at 9:30 am CST and at any adjournment or postponement thereof. The approximate mailing date of this Proxy Statement is February 8, 2016 or as soon as practicable thereafter.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked on the proxy card with respect to Proposal 1, a properly executed proxy will be voted FOR Proposal 1. The appointed proxy holders will vote in their discretion on any other business that may properly come before the Meeting or any adjournment or postponements thereof. Any stockholder giving a proxy has the right to attend the Meeting to vote his or her shares in person (thereby revoking any prior proxy), and also the right to revoke the proxy at any time prior to its exercise by submitting a properly executed, subsequently dated proxy, received by the Fund addressed to American Stock Transfer and Trust Company, LLC at 6201 15th Avenue Brooklyn, NY 11219, Attn: Proxy Department. Stockholders may vote using the enclosed proxy card along with the enclosed postage-paid envelope. Stockholders may also authorize proxy voting by telephone or internet. To authorize proxy voting by telephone or internet, stockholders should follow the instructions contained on their proxy card.

The presence at the Meeting in person or by proxy of the stockholders entitled to cast a majority of all votes entitled to be cast at the Meeting is necessary to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present.

Approval of Proposal 1 requires the affirmative vote of the holders of a majority of the shares of common stock outstanding and entitled to vote provided a quorum is present. An abstention as to Proposal 1 will be treated as present and will have the effect of a vote “Against” Proposal 1. Proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on the proposal will be voted “For” Proposal 1.

In the event that the necessary quorum to transact business at the Meeting is not obtained, the chairman of the Meeting or the stockholders may adjourn the Meeting from time to time to a date not more than 120 days after the original record date without notice other than announcement at the Meeting. If a quorum is present at the Meeting but sufficient votes to the Proposal are not received, the chairman of the Meeting may adjourn the Meeting, or may permit the persons named as proxies to propose one or more adjournments of the Meeting to permit further solicitation of proxies. If submitted to stockholders, any such adjournment will require the affirmative vote of holders of a majority of those shares represented at the Meeting in person or by proxy (or a majority of votes cast if a quorum is present). The persons named as proxies will vote those proxies which they are entitled to vote FOR any proposal in favor of such an adjournment, and will vote those proxies marked WITHHOLD on any such proposal “Against” such adjournment. For purposes of votes with respect to adjournment, broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

If a motion for adjournment is not approved, the voting on Proposal 1 will be completed at the Meeting. A stockholder vote may be taken on Proposal 1 prior to any adjournment if sufficient votes have been received and it is otherwise appropriate.

Only stockholders can attend the Meeting and any adjournment or postponement thereof. To gain admittance, if you are a stockholder of record, you must bring a form of personal identification to the Meeting, where your name will be verified against our stockholder list. If a broker or other nominee holds your shares and you plan to attend the Meeting, you should bring a recent brokerage statement showing your ownership of the shares, as well as a form of personal identification. If you are a beneficial owner and plan to vote at the Meeting, you should also bring a proxy card from your broker.

The Board has fixed January 27, 2016 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment or postponement thereof. Stockholders on the record date will be entitled to one vote for each share held. As of December 31, 2015, the Fund had outstanding 15,044,336 shares of common stock, par value $1.00 per share. Based on filings made with the U.S. Securities and Exchange Commission (“SEC”), there are no persons known to the Fund to be the beneficial owner of more than five percent (5%) of the Fund’s shares.

The Board knows of no other business that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their discretion.

The Fund will furnish, without charge, a copy of the Fund’s annual report for its fiscal year ended October 31, 2015, and any more recent reports, to any Fund stockholder upon request. To request a copy, please visit the Fund’s web site at www.themexicofund.com or contact AST Fund Solutions at 55 Challenger Road, Suite 201, Ridgefield Park, NJ 07660-2102, or by telephone from within the United States at 866-745-0269, or from outside the United States at +1-201-806-7300.

PROPOSAL 1: ELECTION OF DIRECTORS

The Board of Directors of the Fund is divided into three classes of Directors, as nearly equal in number as possible, each of which serves for three years with one class being elected each year. Each year the term of office of one class will expire. The terms of office of Mr. Edward P. Djerejian, Mr. Claudio X. González and Mr. José Luis Gómez Pimienta expire this year, and Mr. José Luis Gómez Pimienta has decided not to stand for re-election and to retire from the Board of Directors effective upon the election of his replacement at this Annual Meeting. The Board of Directors, including the Directors who are not interested persons of the Fund, upon the recommendation of the Fund’s Nominating and Corporate Governance Committee which is comprised solely of Directors who are not “interested persons” of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”), have nominated Mr. Edward P. Djerejian, Mr. Claudio X. González and Mr. Alberto Osorio Morales to serve as Class II Directors for a three year term expiring in 2019 and until their successors are duly elected and qualify. The nominees have indicated an intention to serve if elected and have consented to be named in this Proxy Statement. Directors who are not interested persons are referred to in the Proxy Statement as “Independent Directors.”

It is the intention of the persons named on the enclosed proxy card to vote for the nominees listed below for a three-year term. The Board of Directors of the Fund knows of no reason why a nominee would be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substituted nominees as the Board of Directors may recommend. None of the current Directors, with the exception of Mr. José Luis Gómez Pimienta, is an “interested person” of the Fund as defined in the 1940 Act. The names of the Fund’s nominees for election as Directors and each other Director of the Fund, their addresses, ages and principal occupations during the past five years and other directorships held by the nominee or Director are provided in the tables below. Information is provided as of December 31, 2015.

Nominees

Independent Directors/Nominees

Name, Address and Age	Position(s) Held With the Fund*	Term of Office and Length of Time Served	Principal Occupation for Past Five Years	Other Directorships Held by Director or Nominee for Director†

Claudio X. González+ c/o Aristóteles 77, 3rd Floor Col. Polanco 11560 México, D.F. México Age: 81	Class II Director	Term expires 2016; Director since 1981.	Mr. González is Chairman of the Board of Kimberly-Clark de México, a consumer products company, since March 1973; he served as Chief Executive Officer of this company from March 1973 to March 2007. Mr. González was President of the Mexican Business Council and has served on the boards of directors of several prominent U.S. and Mexican companies.	None.

Edward P. Djerejian+ 2027 Sunset Boulevard Houston, Texas 77005 Age: 76	Class II Director	Term expires 2016; Director since 2013.	Amb. Djerejian is the Director of the James A. Baker III Institute for Public Policy at Rice University since August, 1994. He served as Chairman of the Board of Occidental Petroleum Corporation (2013 - 2015).	Director, Occidental Petroleum Corporation (energy).

*	There are no other funds in the Fund Complex.

+	Audit Committee, Contract Review Committee, and Nominating and Corporate Governance Committee member. Member or alternate member of the Valuation Committee.

†	The directorships required to be reported under this column are those held in a company with a class of securities (1) registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), (2) subject to the reporting requirements of Section 15(d) of the Exchange Act, or (3) registered as an investment company under the 1940 Act.

Nominees

Interested Director/Nominee

Name, Address and Age	Position(s) Held With the Fund*	Term of Office and Length of Time Served	Principal Occupation for Past Five Years	Other Directorships Held by Director or Nominee for Director†

Alberto Osorio Morales** Aristóteles 77, 3rd Floor Col. Polanco 11560 México, D.F. México Age: 48	President and Chief Executive Officer (formerly, Senior Vice President; Treasurer)	Since March 2014. From 2002 to March 2014.	Mr. Osorio currently serves as Director General and Chairman of the Board of the Fund’s investment adviser, Impulsora del Fondo México, S.C., in which he has been involved since 1991, and now he is the controlling shareholder.	None.

*	There are no other funds in the Fund Complex.

**	Director is an “interested person” (as defined in the 1940 Act). Mr. Osorio is deemed to be an interested Director by reason of his affiliation with the investment adviser.

†	The directorships required to be reported under this column are those held in a company with a class of securities (1) registered pursuant to Section 12 of the Exchange Act, (2) subject to the reporting requirements of Section 15(d) of the Exchange Act, or (3) registered as an investment company under the 1940 Act.

Other Directors

The balance of the current Directors consists of two Class I Directors, one Class II Director and two Class III Directors, none of whom is a nominee for election at the Meeting and all of whom, except for the Class II Director, will continue in office after the Meeting for the terms shown below. The Board of Directors currently maintains a composition of at least seventy-five (75) percent Directors who are not “interested persons” of the Fund (“Independent Directors”), thereby exceeding the 1940 Act requirement that a majority of the Directors be Independent Directors. The Chairman of the Board, Mr. Carrillo Gamboa, is also an Independent Director. The remaining Directors are as follows:

Independent Directors

Name, Address and Age	Position(s) Held With the Fund*	Term of Office and Length of Time Served	Principal Occupation for Past Five Years	Other Directorships Held by Director †

Marc J. Shapiro+ 707 Travis, 11th Floor Houston, TX 77002 Age: 68	Class I Director	Term expires 2018; Director since 2006.	Since 2003, Mr. Shapiro has served as Non-Executive Chairman of Chase Bank of Texas. Prior to that time, he was Vice Chairman of JPMorgan Chase (banking and financial services).	Director, Kimberly-Clark Corporation (consumer goods); Director, Weingarten Realty Investors (real estate investment).

Jaime Serra Puche+ Edificio Plaza Prolongación Paseo de la Reforma 600-103 Santa Fe Peña Blanca 01210 México, D.F. México Age: 64	Class I Director	Term expires 2018; Director since 1997.	Dr. Serra is a Senior Partner of the law and economics consulting firm SAI Consultores, S.C. Dr. Serra is a former Secretary of Trade and Industry as well as former Secretary of Finance for Mexico. He was the minister in charge of negotiations for NAFTA and five other trade agreements. Dr. Serra has a Ph.D. in economics from Yale University and also serves as Co. Chairman of the President’s Council on International Activities of Yale University.	Director, Tenaris (tube producer).

Name, Address and Age	Position(s) Held With the Fund*	Term of Office and Length of Time Served	Principal Occupation for Past Five Years	Other Directorships Held by Director †

Emilio Carrillo Gamboa+ Campos Eliseos 400 Piso 16 Col. Lomas De Chapultepec 11000 México, D.F. México Age: 78	Class III Director	Term expires 2017; Director 1981-1987 and since 2002.	Mr. Carrillo Gamboa is a prominent lawyer in Mexico with extensive business experience as partner of Bufete Carrillo Gamboa, S.C. since 1989. He was Mexico’s Ambassador to Canada and has also served or currently serves on the boards of several Mexican and U.S. companies	Director, Southern Copper Corporation (copper mining).

Jonathan Davis Arzac+ c/o Aristóteles 77, 3rd Floor Col. Polanco 11560 México, D.F. México Age: 63	Class III Director	Term expires 2017; Director since 2011.	Mr. Davis serves as Chairman of the Macquarie Mexican Infrastructure Fund and as Financial Expert to the Audit Committee of Vitro, S.A.B. de C.V. (glassmaker). From December 2000 to December 2006, Mr. Davis served as President of Mexico’s National Banking and Securities Commission. He has also served or currently serves on the boards of several Mexican companies.	None.

*	There are no other funds in the Fund Complex.

+	Audit Committee, Contract Review Committee, and Nominating and Corporate Governance Committee member. Member or alternate member of the Valuation Committee.

†	The directorships required to be reported under this column are those held in a company with a class of securities (1) registered pursuant to Section 12 of the Exchange Act, (2) subject to the reporting requirements of Section 15(d) of the Exchange Act, or (3) registered as an investment company under the 1940 Act.

Interested Director

Name, Address and Age	Position(s) Held With the Fund*	Term of Office and Length of Time Served	Principal Occupation for Past Five Years	Other Directorships Held by Director or Nominee for Director†

José Luis Gómez Pimienta**+ Aristóteles 77, 3rd Floor Col. Polanco 11560 México, D.F. México Age: 76	Class II Director	Term expires 2016; Director since 1989.	Mr. Gómez Pimienta is currently President Emeritus of the Fund’s investment adviser, Impulsora del Fondo México, S.C. He was the President of the Fund since its inception in June 1981 until March 2014 and served as a Director since 1989. Mr. Gómez Pimienta was also Chairman of the Board of the Fund’s investment adviser from 1987 until March 2014 and Chief Executive Officer from the Fund’s inception until March 2014.	None.

*	There are no other funds in the Fund Complex.

**	Director is an “interested person” (as defined in the 1940 Act). Mr. Gómez Pimienta is deemed to be an interested Director by reason of his affiliation with the investment adviser.

+	Alternate member of the Valuation Committee.

†	The directorships required to be reported under this column are those held in a company with a class of securities (1) registered pursuant to Section 12 of the Exchange Act, (2) subject to the reporting requirements of Section 15(d) of the Exchange Act, or (3) registered as an investment company under the 1940 Act.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE NOMINEES TO THE FUND’S BOARD OF DIRECTORS.

In addition to the information provided in the table above, the following is a brief discussion of the specific experience, qualifications, attributes, or skills that support the conclusion, as of the date of this Proxy Statement, that each person listed below is qualified to serve as a Director in light of the Fund’s business and structure. The disclosure below regarding the current Directors and nominees is not intended to state or imply that any Director has any title, expertise or experience that would impose a higher degree of individual responsibility or obligation on such Director with respect to the Fund, either as compared to the other Directors or to board members of other investment companies generally.

Current Directors and Nominees

Mr. Carrillo Gamboa. Mr. Carrillo Gamboa served as a Director of the Fund for six years following its inception and since 2002, and also serves as the Chairman of the Board. He is a prominent lawyer in Mexico with extensive business experience, and has been a partner of the Bufete Carrillo Gamboa, S.C. law firm since 1989. He has also served or currently serves on the boards of many Mexican charitable organizations. Mr. Carrillo Gamboa’s substantial legal and business experience qualify him as a Director of the Fund.

Dr. Serra. Dr. Serra has served as a Director of the Fund since 1997, and also serves as chairman of the Fund’s Contract Review Committee. He currently serves as a Senior Partner of the law and economics consulting firm SAI Consultores, S.C. He previously served as a former Secretary of Finance for Mexico, in charge of negotiations for NAFTA and trade agreements between Mexico and Chile, Bolivia, Venezuela, Colombia and Costa Rica; as Secretary of Trade and Industry (Mexico); as a Visiting Professor at Princeton, Stanford, and New York Universities; and as a Distinguished Visiting Associate at the Carnegie Endowment for International Peace. Dr. Serra also serves as Co-Chairman of the President’s Counsel on International Activities at Yale University. Dr. Serra’s background as an economist, as well as his government service, qualify him as a Director of the Fund.

Mr. Shapiro. Mr. Shapiro has served as a Director of the Fund since 2006, and also serves as chairman of the Fund’s Audit Committee. He currently serves as Non-Executive Chairman of Chase Bank of Texas. He previously served as Vice Chairman of JPMorgan Chase from 1997 to 2003. He has over twenty years of experience in the financial services industry. The depth of Mr. Shapiro’s financial and managerial background qualifies him as a Director of the Fund.

Mr. González. Mr. González has served as a Director of the Fund since its inception in 1981, and also serves as chairman of the Fund’s Nominating and Corporate Governance Committee. He currently serves as Chairman of the Board of Kimberly-Clark de México S.A.B. de C.V., a consumer products company, and previously served as Chief Executive Officer from March 1973 to March 2007. He also holds positions as a director emeritus of the board of General Electric Co. He served as Chairman of the Mexican Business Council. Mr. González’s broad business experience qualifies him as a Director of the Fund.

Mr. Gómez Pimienta. Mr. Gómez Pimienta has served as a Director of the Fund since 1989 and was President of the Fund from its inception until March 2014. He has over three decades of experience investing in the Mexican securities market. Mr. Gómez Pimienta served as Chairman of the Board of the Fund’s investment adviser, Impulsora del Fondo México, S.C., from 1987 until March 2014 and Chief Executive Officer from the Fund’s inception until March 2014. He served on the Board of Directors of the Bolsa Mexicana de Valores from April 1997 to April 2008. Mr. Gómez Pimienta’s extensive investment management experience and oversight of Fund operations qualify him as a Director of the Fund.

Mr. Davis. Mr. Davis has served as a Director of the Fund since 2011 and also serves as Chairman of the Fund’s Valuation Committee. He currently serves as Chairman of the Macquarie Mexican Infrastructure Fund, an unlisted, peso-denominated fund focused solely on investment opportunities in Mexican infrastructure projects.

He has also been retained by the Audit Committee of Vitro S.A.B. de C.V. as a Financial Expert to the Committee. Mr. Davis previously served as President of Mexico’s National Banking and Securities Commission from December 2000 to December 2006. He has also served or currently serves on the boards of several Mexican companies. Mr. Davis’ regulatory and public service background qualify him as a Director of the Fund.

Ambassador Djerejian. Amb. Edward Djerejian currently serves as the Director of the James A. Baker III Institute for Public Policy at Rice University. He also served as Chairman of the Board of Occidental Petroleum Co. from 2013 to 2015. Amb. Djerejian previously served as U.S. ambassador to Israel from 1993 to 1994; as assistant secretary of state for Near Eastern affairs from 1991 to 1993; and as U.S. ambassador to the Syrian Arab Republic from 1988 to 1991. From 1985 to 1986, he served as deputy press secretary for foreign affairs in the White House. He has also served or currently serves on the boards of several U.S. public and non-profit organizations. Amb. Djerejian’s public policy, government service and private sector background qualify him as a Director of the Fund.

Mr. Osorio. Mr. Osorio has served as the President and Principle Executive Officer of the Fund since March 2014. From 2002 to March 2014, he served as Senior Vice President and Treasurer of the Fund. In addition, he currently serves as Director General and Chairman of the Board of the Fund’s investment adviser, Impulsora del Fondo México, S.C., in which he has been involved since 1991, and now he is the controlling shareholder. Mr. Osorio’s extensive investment management experience and oversight of Fund operations qualify him as a Director of the Fund.

Board Structure and Leadership

The Board of Directors oversees the business and affairs of the Fund, including oversight of certain aspects of the services that the Adviser and the Fund’s other service providers provide to the Fund. Subject to the provisions of the Fund’s Articles of Incorporation, its Bylaws and Maryland law, the Directors shall have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Fund’s officers.

The Board of Directors holds regularly scheduled in-person meetings on a quarterly basis and other special in person and telephonic meetings on an as-needed basis. There are seven Directors, six of whom are considered not to be “interested persons” of the Fund (“Independent Directors”) in accordance with 1940 Act and rules adopted by the SEC thereunder. The Board of Directors has appointed an Independent Director to serve as Chairman of the Board, whose primary role is to set the agendas of all regular and special Board meetings, to assist in identifying the information to be presented to the Board with respect to matters to be acted upon by the Board, and to preside over all Board meetings. In between meetings, the Chairman is responsible for communicating with other Directors, Fund officers, and personnel of the Adviser and other service providers as necessary to enable the Board to carry out its primary responsibility of overseeing the Fund and its operations. The Independent Directors also regularly convene executive sessions without the presence of management.

As discussed further below, the Board of Directors has established various Committees through which the Directors focus on matters relating to particular aspects of the Fund’s operations, such as Fund audits and financial reporting, nominations of Directors and officers, and the valuation of portfolio investments. The Directors routinely review the effectiveness of the Committee structure and each Committee’s responsibilities and membership.

The Directors believe that the Board’s leadership and committee structure is appropriate in light of the nature and size of the Fund, because among other things, it fosters strong communication between the Board, its individual members, the Adviser and other service providers, allocates responsibilities among the Committees and permits Committee members to focus on particular areas involving the Fund. In addition, the Committees support and promote the Independent Directors in their oversight of all aspects of the Fund’s operations and their independent review of proposals made by the Adviser.

Risk Oversight

While responsibility for most day-to-day Fund operations, including certain risk management functions addressed in policies and procedures relating to the Fund, resides with the Adviser and other service providers selected by the Directors, the Board actively performs a risk oversight function, both directly and through its Committees, as described below. The Board and its Committees exercise a risk oversight function through regular and ad hoc Board and Committee meetings during which the Board and its Committees meet with representatives of the Adviser and other key service providers. The Board also periodically receives reports regarding Fund and other service provider policies and procedures, and reviews and approves changes to Fund policies and procedures. The Audit Committee also meets regularly with the Fund’s independent registered public accounting firm and Principal Financial and Accounting Officer to discuss internal controls and financial reporting matters, among other things. The Board and the Committees regularly require senior management of the Adviser and senior officers of the Fund to report to the Board and Committees on a variety of other risk areas relating to the Fund, including, without limitation, investment risks, liquidity risks, valuation risks and operational risks, as well as more general business risks. In addition, the Board has engaged independent counsel to the Independent Directors and consults with such counsel both during and between meetings of the Board and the Committees.

The Board also meets regularly with the Fund’s Chief Compliance Officer (“CCO”), who reports directly to the Board. The CCO has responsibility for testing the compliance procedures of the Fund and its service providers. The CCO regularly discusses issues related to compliance and provides a quarterly report to the Board regarding the Fund’s compliance program. In order to maintain a robust risk management and compliance program for the Fund, the Board and its Committees also regularly review and approve, as necessary, the Fund’s compliance policies and procedures and updates to these procedures, as well as review and approve the compliance policies and procedures of the Fund’s service providers to the extent that those policies and procedures relate to the operations of the Fund. In addition to the meetings with various parties to oversee the risk management of the Fund, the Board and its Committees also receive regular written reports from these and other parties which assist the Board and the Committees in exercising their risk oversight function.

Fund Committees

Current Committees and Members

The Fund has a standing Audit Committee, Valuation Committee, Contract Review Committee and a Nominating and Corporate Governance Committee. The Audit Committee, Contract Review Committee and Nominating and Corporate Governance Committee are composed entirely of Directors who are not “interested persons” of the Fund or the Fund’s investment adviser within the meaning of the 1940 Act and who are “independent” as defined in the New York Stock Exchange listing standards. All Directors are members, or alternate members, of the Valuation Committee.

Audit and Valuation Committees

The Audit Committee is responsible for the selection and engagement of the Fund’s independent public accountants (subject to ratification by the Board of Directors), pre-approves and reviews both the audit and non-audit work of the Fund’s independent public accountants, and reviews compliance of the Fund with regulations of the SEC and the Internal Revenue Service, and other related matters. The members of the Fund’s Audit Committee are Messrs. Carrillo Gamboa, Davis, González, Djerejian, Serra and Shapiro. Mr. Shapiro is the Chairman of the Audit Committee and the Committee’s Audit Committee Financial Expert.

The Valuation Committee oversees the implementation of the Fund’s Pricing and Valuation Procedures and the activities of the Fund’s Pricing Committee. The Board of Directors has delegated to the Valuation Committee the responsibility of determining the fair value of the Fund’s securities or other assets in connection with “significant events,” as described in the procedures adopted by the Board of Directors. The members of the

Fund’s Valuation Committee are Messrs. Davis, González, Serra and Shapiro. The Alternate Members of the Fund’s Valuation Committee are Messrs. Carrillo Gamboa, Gómez Pimienta and Djerejian. Mr. Davis is the Chairman of the Valuation Committee.

Contract Review Committee

The Contract Review Committee reviews and makes recommendations to the Board of Directors with respect to entering into, renewing or amending the Fund’s investment management and advisory agreement, administrative services agreement and other agreements. The members of the Fund’s Contract Review Committee are Messrs. Davis, Carrillo Gamboa, González, Djerejian, Serra and Shapiro. Dr. Serra is the Chairman of the Contract Review Committee.

Nominating and Corporate Governance Committee; Consideration of Potential Director Nominees

The Nominating and Corporate Governance Committee makes recommendations to the Board regarding nominations for membership on the Board of Directors. It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as independent directors, their independence from the Fund’s investment adviser and other principal service providers. The Committee periodically reviews director compensation and will recommend any appropriate changes to the Board as a group. This Committee also reviews and may make recommendations to the Board relating to those issues that pertain to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund. The members of the Fund’s Nominating and Corporate Governance Committee are Messrs. Davis, Carrillo Gamboa, González, Djerejian, Serra and Shapiro. Mr. González is the Chairman of the Nominating and Corporate Governance Committee.

The Committee will consider potential director candidates recommended by Fund stockholders provided that the proposed candidates satisfy the director qualification requirements provided in the Fund’s Bylaws; are not “interested persons” of the Fund or the Fund’s investment adviser within the meaning of the 1940 Act; and are “independent” as defined in the New York Stock Exchange listing standards.

Potential director nominees recommended by stockholders must satisfy the following requirements:

(a) The nominee may not be the nominating stockholder, a member of the nominating stockholder group, or a member of the immediate family of the nominating stockholder or any member of the nominating stockholder group;

(b) Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the last year by any nominating stockholder entity or entity in a nominating stockholder group;

(c) Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating stockholder or any member of a nominating stockholder group;

(d) The nominee may not be an executive officer, director (or person performing similar functions) of the nominating stockholder or any member of the nominating stockholder group, or of an affiliate of the nominating stockholder or any such member of the nominating stockholder group; and

(e) The nominee may not control (as “control” is defined in the 1940 Act) the nominating stockholder or any member of the nominating stockholder group (or in the case of a holder or member that is a fund, an “interested person” of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

The nominating stockholder or stockholder group must meet the following requirements:

(a) Any stockholder or stockholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of the Fund’s securities that are eligible to vote at the time of submission of the nominee and at the time of the annual meeting where the nominee may be elected. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating stockholder or stockholder group must also bear the economic risk of the investment and the securities used for purposes of calculating the ownership cannot be held “short;”

(b) The nominating stockholder or stockholder group must also submit a certification which provides the number of shares which the person or group has (i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; and (iv) shared power to dispose or direct the disposition of such shares. In addition, the certification shall provide that the shares have been held continuously for at least 2 years.

A nominating stockholder or stockholder group may not submit more nominees than the number of Board positions open each year. As set forth in the Fund’s Bylaws, to be timely, all stockholder recommended nominee submissions must be received by the Fund not earlier than the 150th day or later than 5:00 p.m., Eastern time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the date of the preceding year’s annual meeting, notice by the stockholder must be delivered not earlier than the 150th day prior to the date of such annual meeting and not later than the close of business on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. The deadline for any stockholder recommended nominee submissions to be considered for the 2017 Annual Meeting is not later than September 30, 2016 but no earlier than August 31, 2016, as prescribed in the Fund’s Bylaws.

Stockholders recommending potential director candidates must substantiate compliance with these requirements at the time of submitting their proposed director candidate to the attention of the Fund’s Secretary. Notice to the Fund’s Secretary should be provided in accordance with the deadline specified in the Fund’s Bylaws; (Article II, Section 10) and include, as specified in the same section of the Fund’s Bylaws:

(i) for each director candidate:

(a) the director candidate’s name, address, date of birth, business and residence addresses and nationality;

(b) whether the stockholder believes the director candidate is an “interested person” within the meaning of the 1940 Act and, if not believed to be an “interested person,” sufficient information to enable the Board, any Committee thereof, or a Fund officer to make that determination;

(c) sufficient information to enable the Nominating and Corporate Governance Committee to determine whether the director candidate meets the qualification requirements set forth in the Fund’s Bylaws;

(d) the director candidate’s written, signed and notarized statement confirming his or her consent to be named in the proxy statement and intention to serve as a director if elected;

(ii) for the proposing stockholder, each “Stockholder Associated Person” as such term is defined in the Fund’s Bylaws, and each director candidate:

(a) the class, series and number of any Fund shares owned beneficially or of record, the date on which such shares were acquired and the investment intent of such acquisition and an explicit description of each “Derivative Instrument” (as such term is defined in the Fund’s Bylaws) entered into, or to which the proposing stockholder, Stockholder Associated Person or director candidate is a party or beneficiary and the number, class and series to which such Derivative Instrument relates;

(b) the nominee holder for and number of any Fund shares, and the nominee holder for each Derivative Instrument owned beneficially but not of record and evidence establishing such indirect ownership and, if applicable, entitlement to vote such shares or Derivative Instrument;

(c) whether and the extent to which such proposing stockholder, Stockholder Associated Person or director candidate directly or indirectly (though brokers, nominees or otherwise) is subject to or during the last six months has engaged in any hedging, derivative or other transaction or series of transactions or entered into any other agreement, arrangement or understanding (including any short interest, any borrowing or lending of securities or any proxy or voting agreement), the effect or intent of which is to (1) manage risk or benefit from changes in the price of (i) Fund shares or (ii) any combination of securities owned by the Fund representing more than 30% by value of the Fund’s assets, as reported in the most recent schedule of investments filed by the Fund with the SEC or as the Fund otherwise makes publicly available (“Portfolio Securities”) or (2) increase or decrease the voting power of such proposing stockholder, Stockholder Associated Person or director candidate in the Fund or any affiliate thereof (or in any issuer of Portfolio Securities, as applicable) disproportionately to such person’s economic interest in Fund shares (or in Portfolio Securities, as applicable) and, if applicable, the number, class and series of shares (or Portfolio Securities, as applicable) to which such transaction, agreement, arrangement or understanding relates;

(d) any economic interest, direct or indirect (including without limitation any existing or prospective commercial, business or contractual relationship with the Fund), individually or in the aggregate, in the Fund, other than an interest arising from the ownership of Fund shares conferring no extra or special benefit not shared on a pro rata basis by all stockholders;

(iii) for the proposing stockholder, each Stockholder Associated Person with an interest or ownership described under Section (ii) above, and each director candidate:

(a) such proposing stockholder’s name, address and telephone number as they appear on the Fund’s stock ledger, and the current name, business and residence address and telephone number of such proposing stockholder, each Stockholder Associated Person and each director candidate, if different;

(b) all other information relating to such proposing stockholder, Stockholder Associated Person and director nominee that would be required to be disclosed in the solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) and all other documents, materials or information relating to such proposing stockholder, Stockholder Associated Person and director nominee that would otherwise be required in connection with any such solicitation pursuant to Regulation 14A (or any successor provision) under the Exchange Act and rules thereunder;

(c) the investment strategy or objective, if any, of such proposing stockholder and Stockholder Associated Person that is not an individual, and a copy of the most recent prospectus, offering memorandum or similar document, if any, provided to investors or potential investors in such stockholder and each such Stockholder Associated Person; and

(d) to the extent known by such proposing stockholder, the name and address of any other stockholder supporting any director candidate or any other proposed of business on the date of such proposing stockholder’s notice.

The Nominating and Corporate Governance Committee identifies prospective candidates from any reasonable source and has the ability to engage third-party services for the identification and evaluation of potential nominees. The Fund’s Bylaws (Article III, Section 2(c)) provide a list of minimum qualifications for Fund directors which include expertise, experience or relationships that are relevant to the Fund’s business; educational qualifications; and interaction with business in Mexico. The Committee may recommend that the Board modify these minimum qualifications from time to time. The Committee meets at least twice annually, typically in June and December, to identify and evaluate nominees for director and makes its recommendations to the Board at the time of the Board’s December meeting. Other than compliance with the requirements mentioned above for submission of a director candidate, the Nominating and Corporate Governance Committee does not otherwise evaluate stockholder director nominees in a different manner. The standard of the Nominating and Corporate Governance Committee is to treat all equally qualified nominees in the same manner.

No nominee recommendations have been received from stockholders.

The Board of Directors has adopted charters for each of the Audit, Valuation, Contract Review and Nominating and Corporate Governance Committees which are available on the Fund’s website at www.themexicofund.com under “Corporate Governance.”

Board and Committee Meetings in fiscal year 2015

During the Fund’s fiscal year ended October 31, 2015, the Board held three (3) regular meetings, one (1) special telephonic meetings, two (2) Audit Committee meetings, one (1) Valuation Committee meeting, one (1) Contract Review Committee meetings, and two (2) Nominating and Corporate Governance Committee meetings. Each Director then in office attended 75% or more of the aggregate number of regular and special meetings of the Board and those Committees of which each Director is a member.

Governance principles and practices observed by the Board

The Board regularly convenes in executive session without management present, both with and without the Fund’s Chief Compliance Officer. Each Committee also convenes in executive session without management present as necessary in order to carry out Committee responsibilities. The Audit Committee regularly convenes with the Fund’s independent registered public accounting firm without management present (both with and without the Fund’s Chief Compliance Officer). The Board and the Independent Directors are advised by independent legal counsel.

The Board discusses, reviews and evaluates on a regular basis the performance of the Fund as well as actions which may contribute to reducing the Fund’s stock price discount, if any. The Board is also subject to conflicts of interest provisions in the Fund’s Code of Ethics that require Directors to be free of any relationships, interests and activities that conflict with, or appear to conflict with, the interests of the Fund.

Communications with the Board of Directors

The Fund provides a means for stockholders to communicate with the Board of Directors. Stockholders may address correspondence to the Board as a whole or individual Board members relating to the Fund via e-mail at investor-relations@themexicofund.com. The Fund’s Investor Relations Vice President will then promptly forward the correspondence to the addressee. Correspondence may also be directed via the Fund’s address, The Mexico Fund, Inc., 1900 K Street NW, Washington, DC 20006 and it will be directed to the attention of the addressee.

Director Attendance at Stockholder Meetings

Although the Fund has no formal policy regarding Director attendance at stockholder meetings, typically, the Chairman of the Fund attends the Annual Meeting or another Director attends if he is not available. At the convening of the Fund’s 2015 annual meeting on March 5, 2015, all Directors were present.

Beneficial Ownership of Shares of the Fund

As of December 31, 2015, the Fund’s Directors and executive officers, as a group, owned 1.77% of the Fund’s outstanding shares. The information as to ownership of securities which appears below is based on statements furnished to the Fund by its Directors, nominees and executive officers. The percentages of beneficial ownership set forth below are based on 15,044,336 shares of Common Stock outstanding as of December 31, 2015.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Interested Director Nominee
	Alberto Osorio	47,695	[1]	*
Independent Directors
	Jonathan Davis Arzac	4,687		*
	Emilio Carrillo Gamboa	5,308		*
	Jaime Serra	10,615		*
	Claudio X. González	158,922		1.06%
	Edward P. Djerejian	4,660		*
	Marc J. Shapiro	34,642		*

[1]

This amount includes the disposition of 45,000 shares by Impulsora del Fondo Mexico, S.C., the Issuer’s Investment Adviser, which may be attributable to Mr. Osorio, as a result of Rule 16a-1(a)(2)(iii) under the Exchange Act. Mr. Osorio is the Director General and Chairman of the Board of Impulsora del Fondo Mexico, S.C. and owns more than 25% of its capital. Nevertheless, pursuant to Exchange Act Rule 16a-1(a)(4), Mr. Osorio disclaims beneficial ownership.

*	Less than 1%.

As of December 31, 2015, the dollar range of equity securities in the Fund owned beneficially by each Director or nominee was as follows:

Name of Director or Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Director or Nominee in Family of Investment Companies*
Interested Director Nominee
Alberto Osorio Morales	Over $100,000	Over $100,000
Independent Directors
Jonathan Davis Arzac	$50,001 -$100,000	$50,001 -$100,000
Emilio Carrillo Gamboa	Over $100,000	Over $100,000
Jaime Serra	Over $100,000	Over $100,000
Claudio X. González	Over $100,000	Over $100,000
Edward P. Djerejian	$50,001 -$100,000	$50,001 -$100,000
Marc J. Shapiro	Over $100,000	Over $100,000

*	There are no other funds in the family of investment companies.

As of December 31, 2015, none of the Independent Directors, nominees, or their immediate family members owned any shares of the Adviser or in any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with Impulsora del Fondo Mexico, S.C., the Fund’s Adviser.

Name of Director or Nominee	Name of Owners and Relationships to Director or Nominee	Company	Title of Class	Value of Securities	Percentage of Class
Jonathan Davis Arzac	None	None	None	None	None
Edward P. Djerejian	None	None	None	None	None
Emilio Carrillo Gamboa	None	None	None	None	None
Claudio X. González	None	None	None	None	None
Jaime Serra	None	None	None	None	None
Marc J. Shapiro	None	None	None	None	None

Compensation of Directors

Effective December 3, 2015, the Fund pays each Director an annual retainer of $40,000. Mr. Alberto Osorio Morales, if elected, will not be compensated for his services as Director. The Fund pays the Chairman of the Board an additional annual retainer of $10,000 and the Chairman of the Audit Committee an additional annual retainer of $7,500. In addition, the Fund pays each Director $2,000 per in-person Board meeting attended. The Fund also reimburses all Directors and officers of the Fund for out-of-pocket expenses relating to attendance at meetings. In addition, each Independent Director receives $2,000 for each Committee meeting or telephonic special Board meeting attended. As of April 1, 2014, Mr. Gómez Pimienta is no longer an officer of Impulsora del Fondo Mexico, S.C., the Fund’s Adviser, and since that date, he has been compensated by the Fund for his services as a Director. The aggregate amount of fees paid and expenses reimbursed to the Directors and officers for the fiscal year ended October 31, 2015 was $491,732.

The following table sets forth the aggregate compensation (not including expense reimbursements) paid by the Fund to each Director during the fiscal year ended October 31, 2015, as well as the total compensation paid by the Fund to each Director.

Name of Director	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Directors*
Marc J. Shapiro	$63,500	None	None	$63,500
Emilio Carrillo Gamboa	$66,000	None	None	$66,000
Jonathan Davis Arzac	$56,000	None	None	$56,000
Claudio X. González	$56,000	None	None	$56,000
Edward P. Djerejian	$56,000	None	None	$56,000
Jaime Serra	$56,000	None	None	$56,000
José Luis Gómez Pimienta	$44,000	None	None	$44,000

*	There are no other funds in the Fund Complex.

The Fund has a policy that half of the annual retainer paid by the Fund to its Directors is to be used by each Director to purchase Fund shares on the secondary market until a Director attains an ownership position valued at $100,000 based on the market value of Fund shares as of a particular date (“Retained Shares”). Directors are not required to purchase additional shares if the value of their Retained Shares declines below $100,000 due to market fluctuations. As part of the policy, Directors are to retain ownership of their Retained Shares during their tenure on the Board. Directors are permitted to buy additional Fund shares or sell any Fund shares held in excess of their Retained Shares. The Board may, from time to time, approve waivers from this policy.

Officers of the Fund1

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Samuel García-Cuéllar Creel, García-Cuéllar, Aiza y Enriquez, S.C. Paseo de los Tamarindos 60 – 3er piso Bosques de las Lomas 05120 México, D.F. México Age: 73	Secretary	Since 1981.	Mr. García-Cuéllar is a partner of Creel, García-Cuéllar, Aiza y Enriquez, S.C., Mexican counsel to the Fund.
Alberto Osorio Morales Aristóteles 77, 3rd Floor Col. Polanco 11560 México, D.F. México Age: 48	President and Chief Executive Officer (formerly, Senior Vice President; Treasurer)	Since March 2014. From 2002 to March 2014.	Mr. Osorio currently serves as Director General and Chairman of the Board of the Fund’s investment adviser, Impulsora del Fondo México, S.C., in which he has been involved since 1991, and now he is the controlling shareholder.
Alberto Gómez Pimienta Aristóteles 77, 3rd Floor Col. Polanco 11560 México, D.F. México Age: 49	Treasurer (formerly, Vice President of Operations)	Since March 2014. From 2009 to March 2014.	Mr. Alberto Gómez Pimienta has served as Finance Director of the Fund’s investment adviser, Impulsora del Fondo México, S.C., since March 2014 and has been an employee of the Adviser since 2009.
Douglas P. Dick 1900 K Street, N.W. Washington, DC 20006 Age: 46	Assistant Secretary	Since 2015.	Partner of Dechert LLP, U.S. counsel to the Fund and the Independent Directors.

Compensation of Officers

The Fund does not pay its officers for the services they provide to the Fund other than reimbursing expenses incurred in connection with Fund Board or stockholder meetings. The Fund reimburses Impulsora del Fondo México, S.C. (the “Adviser”), with respect to the portion of Mr. Alamillo’s compensation for his services as Chief Compliance Officer (“CCO”) to the Fund. Each of the other officers of the Fund, except for the arrangement previously described with respect to Mr. Alamillo, is solely compensated by the Adviser. Other than as described above, the Fund does not grant any options or any compensation plans to its officers.

[1]	Mr. Jorge Alamillo (57), pursuant to a Professional Services Agreement, serves as an independent contractor to the Fund in the role of Chief Compliance Officer since May 2015. Prior to May 2015, Mr. Alamillo served as a partner at Deloitte México.

Report of the Audit Committee; Information About the Fund’s Independent Auditor

The Audit Committee is responsible for the selection and engagement of the Fund’s independent auditors (subject to ratification by the Fund’s Board of Directors); reviews and pre-approves both the audit and non-audit work of the Fund’s independent public accountants; and reviews compliance of the Fund with regulations of the SEC and the Internal Revenue Service, and other related matters. The Fund adopted an Audit Committee Charter on December 6, 1999. The Charter was last amended on May 20, 2014.

Although the members of the Audit Committee have the responsibilities set forth in the Audit Committee Charter and described above, they are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. In fulfilling their responsibilities under the Fund’s Audit Committee Charter, it is recognized that members of the Committee are entitled to rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund’s auditors are in fact “independent.”

The Audit Committee has: (a) reviewed and discussed the audited financial statements with Fund management; (b) discussed with PricewaterhouseCoopers LLP (“PwC”) the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16; and (c) received certain written disclosures and the letter from PwC required by applicable requirements of PCAOB regarding PwC’s communications with the Audit Committee concerning independence, and has discussed with PwC its independence. Based on the foregoing, the Audit Committee recommended to the Board of Directors that the Fund’s audited financial statements be included in the Fund’s Annual Report for the fiscal year ended October 31, 2015. The members of the Audit Committee are Emilio Carrillo Gamboa, Jonathan Davis Arzac, Claudio X. Gónzalez, Marc J. Shapiro (Chairman and Audit Committee Financial Expert), Jaime Serra and Edward P. Djerejian.

During the fiscal years ended October 31, 2014 and October 31, 2015, the Fund incurred the following fees for services provided by PwC:

	Audit Fees	Tax Fees	Other Fees	Total
Fiscal Year 2014	$135,000	$25,750	$31,000	$191,750
Fiscal Year 2015	$139,000	$26,500	$30,000	$195,500

All of the services described in the table above were approved by the Audit Committee pursuant to its pre-approval policies and procedures which are summarized further below. The Audit-Related Fees for each fiscal year consist of fees billed in connection with the review of the Fund’s Registration Statement on Form N-2 and issuance of a comfort letter related to the Fund’s Equity Shelf Program. The Tax Fees consist of fees billed in connection with preparing and signing the federal regulated investment company income tax returns for the Fund for the years indicated.

There were no non-audit fees billed by PwC to the Fund’s investment adviser. In addition, PwC did not provide any non-audit services to any entity controlling, controlled by, or under common control with the Fund’s investment adviser that provides ongoing services to the Fund.

The Audit Committee pre-approves all audit and non-audit services provided by PwC or any independent auditor engaged by the Fund and any non-audit or audit-related services provided to its service affiliates (at this time only the Fund’s investment adviser qualifies as a Service Affiliate) which have an impact on the Fund in accordance with certain pre-approval policies and procedures. Audit services include those typically associated with the annual audit such as evaluation of internal controls. Non-Audit Services include certain services that are audit-related such as consultations regarding financial accounting and reporting standards, and tax services. Certain services may not be provided by the auditor to the Fund or to the Fund’s investment adviser without jeopardizing the auditor’s independence. These services are deemed prohibited services and include certain management functions; human resources services; broker-dealer, investment adviser or investment banking services; legal services; and expert services unrelated to the audit. Other services are conditionally prohibited and may be provided if the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the client’s financial statements. These types of services include bookkeeping; financial information systems design and implementation; valuation services; actuarial services; and internal audit outsourcing services.

The policies and procedures require Audit Committee approval of the engagement of the auditor for each fiscal year and approval of the engagement by a majority of the Fund’s independent Directors. The policies and procedures permit the Audit Committee to pre-approve the provisions of types or categories of non-audit services for the Fund and permissible non-audit services for Service Affiliates on an annual basis at the time of the auditor’s engagement and on a project-by-project basis. At the time of the annual engagement of the Fund’s independent auditor, the Audit Committee is to receive a list of the categories of expected services with a description and an estimated budget of fees. In its pre-approval, the Audit Committee should determine that the provision of the service is consistent with, and will not impair, the ongoing independence of the auditor and set any limits on fees or other conditions it finds appropriate. Non-audit services may also be approved on a project-by-project basis by the Audit Committee consistent with the same standards for determination and information.

The Audit Committee may also appoint a Designated Member of the Committee to pre-approve non-audit services that have not been pre-approved or changes in non-audit services previously pre-approved. Any actions by the Designated Member are to be ratified by the Audit Committee by the time of its next regularly scheduled meeting. The Fund’s pre-approval procedures are reviewed annually by the Audit Committee and the Fund maintains a record of the decisions made by the Committee pursuant to the procedures.

The Board of Directors, upon recommendation of the Audit Committee, has selected PwC as independent public accountants to examine the financial statements of the Fund for the fiscal year ending October 31, 2016. Audit services performed by PwC during the most recent fiscal year included examination of the financial statements of the Fund and the review of filings with the SEC. PwC will prepare and sign the Fund’s tax returns for the fiscal year ending October 31, 2016.

The Fund knows of no direct or indirect interest of PwC in the Fund. Representatives of PwC are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire, and will be available should any matter arise requiring their response.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE NOMINEES TO THE FUND’S BOARD OF DIRECTORS.

OTHER MATTERS

The Fund knows of no other matters which are to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention of the persons named in the enclosed form of Proxy, or their substitutes, to vote the Proxy in accordance with their best judgment.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS’ MEETING TO BE HELD ON MARCH 16, 2016

This Proxy Statement, along with the Fund’s Annual Report for the fiscal year ended October 31, 2015, are available free of charge on the Fund’s web site at www.themexicofund.com.

ADDITIONAL INFORMATION

Investment Advisory and Administrative Services

Impulsora del Fondo México, S.C. (the “Adviser”), 77 Aristóteles Street, 3rd Floor, Polanco, 11560 México D.F., México, has served as the investment adviser of the Fund from the time the Fund was established in 1981. On April 1, 2014 Fund stockholders approved a new investment advisory agreement (the “Agreement”) between the Fund and the Investment Adviser. Under the terms of the Agreement, the Fund pays the Adviser a monthly fee (the “Base Fee”) at the annual rate of 1.00% on the first $200 million of average daily net assets, 0.90% on the excess over $200 million up to $400 million, 0.80% on the excess over $400 million up to $600 million, 0.70% on the excess over $600 million up to $800 million and 0.60% on the excess over $800 million. Under the terms of the Agreement, a performance component of the Advisory fee was implemented effective on April 1, 2015. The performance component is based on the performance of the Fund relative to the Morgan Stanley Capital International Mexico Index (“MSCI Mexico Index”). A performance adjustment factor will be applied to the Base Fee that will either increase or decrease the Base Fee, depending on how the Fund’s net asset value performs relative to the MSCI Mexico Index over a trailing 12-month period. The performance adjustment factor is to be applied each day and a daily fee is calculated; it is applied to the average net assets of the Fund over the trailing 12-month period. The resulting dollar figure will be added to or subtracted from the Base Fee depending on whether the Fund experienced better or worse performance than the MSCI Mexico Index. If the investment performance of the Fund exceeds the investment record of the MSCI Mexico Index by 2 percentage points or more, the performance adjustment will increase the Base Fee by 0.025% for every percentage point of outperformance. If the investment performance of the Fund trails the investment record of the MSCI Mexico Index by 2 percentage points or more, the performance adjustment will decrease the Base Fee by 0.025% for every percentage point of underperformance. The maximum amount of the performance adjustment in either direction is 0.20%, if the difference between the investment performance of the Fund and the investment record of the MSCI Mexico Index is 10 percentage points or more.

Performance adjustments began on April 1, 2015. In fiscal year 2015, the accumulated Base Fee of $3,201,461 was decreased by $2,384, resulting in a net advisory fee of $3,199,077. The Adviser is a Mexican “sociedad civil” governed by the Federal Civil Code of Mexico and was organized in 1980.

Pursuant to a Fund Services Agreement, effective April 1, 1994, which was amended and restated as of December 6, 2011, the Adviser also provides certain administrative services to the Fund, including, among other things, the determination and publication of the net asset value of the Fund, the provision of assistance to the Fund to enable the Fund to maintain its books and records in accordance with applicable United States and Mexican law and the provision of assistance to the Fund’s auditors in the preparation of tax returns. The Fund pays the Adviser a monthly fee at the annual rate of 0.11% of average daily net assets of the Fund on assets under management up to $600 million and 0.09% of average daily net assets on assets under management above $600 million as compensation for services provided under the Fund Services Agreement with a minimum of $450,000. For the fiscal year ended October 31, 2015, total administrative fees paid by the Fund to the Adviser aggregated $450,000 based on average net assets for the fiscal year of approximately $333,245,410.

Services Provided by Sales Agent Under Equity Shelf Program

UBS Securities LLC (“UBS”), located at 299 Park Avenue, New York, New York 10171, currently serves as sales agent with respect to the Fund’s Equity Shelf Program, under which the Fund offers additional Fund shares in at-the-market offerings from time to time through UBS as its sales agent or to UBS as principal.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act, as applied to the Fund, require the Fund’s officers and Directors, Adviser, affiliates of the Adviser, and persons who beneficially own more than ten percent of a registered class of the Fund’s securities (“Reporting Persons”), to file reports of ownership of the Fund’s securities and changes in such ownership with the SEC and the New York Stock Exchange. Reporting Persons are also required by such regulations to furnish the Fund with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it and written representations of certain Reporting Persons, the Fund believes that during fiscal year 2015, its Reporting Persons complied with all applicable filing requirements. During fiscal year 2015, no Directors were late in completing Form 4 filings with respect to three transactions in Fund shares.

Corporate Governance

The Fund is a Maryland corporation subject to the provisions of the Maryland General Corporation Law. The Fund’s day-to-day operations and the requirements as to the place and time, conduct, and voting, at a meeting of the stockholders are governed by the Fund’s charter and bylaws, the provisions of the Maryland General Corporation Law, and the provisions of the 1940 Act. Any stockholder who would like a copy of the Fund’s charter or bylaws may obtain a copy from the SEC via e-mail at publicinfo@sec.gov, or from the Fund via e-mail at investor-relations@themexicofund.com. The charter and bylaws are also available on the Fund’s website at www.themexicofund.com under “Corporate Governance”.

SOLICITATION OF PROXIES; EXPENSES

The solicitation of proxies will be primarily by mail. In order to obtain the necessary quorum and stockholder participation at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph, or personal interview by regular employees of the Adviser, officers or agents of the Fund, or AST Fund Solutions, a proxy solicitation firm. Authorization to execute proxies may be obtained by telephonic or electronically transmitted instructions from stockholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with procedures that the Fund believes are reasonably designed to ensure that the identity of the stockholder casting the vote is accurately determined and that the voting instructions of the stockholder are accurately determined.

If a stockholder wishes to participate in the Meeting, but does not wish to authorize a proxy by telephone or internet, such stockholder may still submit the proxy card originally sent with the Proxy Statement or attend in person. Any proxy given by a stockholder, whether in writing, by telephone or via the internet, is revocable. A stockholder may revoke the accompanying proxy or a proxy given telephonically or via the internet at any time prior to its use by submitting a properly executed, subsequently dated proxy, giving notice to the Fund addressed to American Stock Transfer and Trust Company, LLC at 6201 15th Avenue Brooklyn, NY 11219, Attn: Proxy Department, or by attending the Meeting and voting in person.

The expense of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. AST Fund Solutions has been engaged by the Adviser to assist in the distribution and solicitation of proxies. The anticipated cost of AST Fund Solutions’ services, which will be borne by the Adviser and not by the Fund or its stockholders, is approximately $4,543, plus reasonable out-of-pocket expenses.

VOTE REQUIRED

The presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund is required to constitute a quorum at the Meeting. Election of Directors (Proposal 1) will require the affirmative vote of a majority of the shares of common stock outstanding and entitled to vote at the Meeting.

STOCKHOLDER PROPOSALS

If a stockholder intends to present a proposal at the 2017 Annual Meeting of Stockholders of the Fund and desires to have the proposal included in the Fund’s Proxy Statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by September 30, 2016 for consideration by the Fund.

Stockholders wishing to present proposals at the 2017 Annual Meeting of Stockholders of the Fund not to be included in the Fund’s proxy materials should send written notice to the Secretary of the Fund of such proposals, which notice should be received by the Secretary of the Fund by September 30, 2016 but no earlier than August 31, 2016 in the form prescribed in the Fund’s Bylaws.

STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. STOCKHOLDERS ALSO MAY AUTHORIZE THE PROXY VOTE BY TELEPHONE OR INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

By Order of the Board of Directors,

Samuel García-Cuéllar

Secretary

Dated: February 2, 2016

1                    ¾

THE MEXICO FUND, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Annual Meeting of Stockholders — March 16, 2016

The undersigned stockholder of The Mexico Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints Emilio Carrillo Gamboa and Douglas P. Dick, or any of them, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Fund to be held in the John Jacob Boardroom on the Mezzanine Level of The St. Regis Houston Hotel, 1919 Briar Oaks Lane, Houston, TX 77027, on March 16, 2016 at 9:30 a.m. (Central time) and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement (the terms of each of which are incorporated by reference herein) and revokes any proxy heretofore given with respect to such meeting.

(Continued and to be signed on the reverse side)

COMMENTS:

¾ 1.1	14475 ¾

ANNUAL MEETING OF STOCKHOLDERS OF

THE MEXICO FUND, INC.

March 16, 2016

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card

are available at www.themexicofund.com

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

↓  Please detach along perforated line and mail in the envelope provided.  ↓

¢    20300000000000000000      5                                                                                                               031616

THE BOARD OF DIRECTORS RECOMMENDS THAT THE FUND’S STOCKHOLDERS VOTE “FOR”

PROPOSAL 1, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

I.	Election of the following two nominees to serve as Class II Directors for three-year terms and until their successors are duly elected and qualify:

Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” Proposal 1. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

NOMINEES:
☐	FOR ALL NOMINEES	¡ Edward Djerejian
¡ Claudio X. González
☐	WITHHOLD AUTHORITY	¡ Alberto Osorio Morales
FOR ALL NOMINEES

☐	FOR ALL EXCEPT
(See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

¢	Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

¢

ANNUAL MEETING OF STOCKHOLDERS OF

THE MEXICO FUND, INC.

March 16, 2016

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at www.themexicofund.com

↓  Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.  ↓

¢    20300000000000000000      5                                                                                                                   031616

THE BOARD OF DIRECTORS RECOMMENDS THAT THE FUND’S STOCKHOLDERS VOTE “FOR”

PROPOSAL 1, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

I.	Election of the following two nominees to serve as Class II Directors for three-year terms and until their successors are duly elected and qualify:

Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” Proposal 1. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

NOMINEES:
☐	FOR ALL NOMINEES	¡ Edward Djerejian
¡ Claudio X. González
☐	WITHHOLD AUTHORITY	¡ Alberto Osorio Morales
FOR ALL NOMINEES

☐	FOR ALL EXCEPT
(See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

¢	Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

¢